EXHIBIT 10.54

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CONFIDENTIAL

FIRST AMENDMENT TO THE WAFER SUPPLY AGREEMENT

September 1, 2015
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95054
Micron Semiconductor Asia Pte. Ltd.
c/o Micron Technology, Inc.
8000 S. Federal Way
Boise, ID 83716
Ladies and Gentlemen:
Reference is hereby made to the Wafer Supply Agreement (the “Wafer Supply Agreement”), dated April 6, 2012, by and between Intel Corporation, a Delaware corporation (“Intel”), Micron Semiconductor Asia Pte. Ltd., a Singapore corporation (“MSA”) and Micron Technology, Inc., a Delaware corporation (“MTI” and, together with MSA, “Micron”). Each of Intel, MSA and MTI may be referred to herein as a “Party” and collectively as the “Parties.” Unless otherwise specified, capitalized terms used in this First Amendment Agreement (this “Amendment”) and not defined shall have the respective meanings ascribed to such terms in the Wafer Supply Agreement.
The Parties desire to make certain amendments to the Wafer Supply Agreement and hereby amend the Wafer Supply Agreement as follows:

1.	Amendments to the Wafer Supply Agreement.
1.1    Amend Section 3.1(b)(i)(B) of the Wafer Supply Agreement in its entirety to read as follows:
“(B)    if (1) the output of the [***] manufactured (or forecasted to be manufactured as set forth in the [***] utilizing the [***] then-existing at the [***] represents on a [***] of the [***] output (or forecasted output as set forth in the [***]) and (2) no wafers from such [***] are among [***], then, from and after such time, (x) such [***] shall be [***] under this Agreement for the remainder of the Term, and (y) for each [***] during which this provision is applicable, the

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[***] shall be [***] the number of Probed Wafers that [***] under this Agreement from such [***] during such [***] but for this provision; and”

1.2    A new Section 3.1(b)(i)(D) of the Wafer Supply Agreement is hereby added and reads as follows:
“(D)    from and after [***], the [***] Process Technology Node shall be [***] from the [***] and the [***] will be [***] Process Technology Nodes on a [***].”
1.3    Section 4.2 of the Wafer Supply Agreement is hereby replaced in its entirety with the following:
“Content of Purchase Orders. Each Purchase Order shall specify the following items: (a) Purchase Order number; (b) description and part number of each different Probed Wafer; (c) forecasted quantity of each different design id; (d) Estimated Price [***] from Probed Wafers for each different design id, and the total Estimated Price [***] from all Probed Wafers ordered; and (e) other terms (if any) that are mutually agreed in writing by the Parties.”
1.4    Section 4.5 of the Wafer Supply Agreement is hereby replaced in its entirety with the following:
“(a)    Probed Wafers. With respect to Probed Wafers of a particular design id, Micron will invoice Intel as follows:
(i)    With respect to each shipment of Probed Wafers of a particular design id shipped, Micron will invoice Intel the Estimated Price for such Probed Wafers; and
(ii)    Within [***] business days of each Fiscal Month following a Fiscal Month in which an invoice is delivered pursuant to Section 4.5(a)(i), Micron will calculate the Final Price for the Probed Wafers shipped in the immediately preceding Fiscal Month. If the Final Price exceeds the Estimated Price invoiced by Micron previously in the immediately preceding Fiscal Month for the same Probed Wafers, then Micron will issue Intel an invoice within [***] ([***]) days for the difference between such amounts. If the Final Price is less than the Estimated Price invoiced by Micron previously in the immediately preceding Fiscal Month for the same Probed Wafers, then Micron will issue Intel a credit memorandum within [***] ([***]) days for the difference between such amounts.
(b)    Payment. All amounts owed under this Agreement shall be stated, calculated and paid in United States Dollars. Except as otherwise specified in this Agreement, Intel shall pay the invoicing entity for the amounts due, owing, and duly invoiced under this

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Agreement within [***] ([***]) days following delivery of an invoice therefor to such place as the invoicing entity may reasonably direct therein.”
1.5    In every provision where the capitalized term “Price” is used in the Wafer Supply Agreement will be hereafter deemed to mean “Final Price. Furthermore within Exhibit A, the definition of “Price” is deleted.
1.6    Within Exhibit A, the following new definitions are added:
A.    “Estimated Price” is equal to Micron’s estimate of the Final Price with respect to the applicable Probed Wafer.
B.    “Final Price” means the consideration to be paid by Intel to Micron for Probed Wafers, Foregone Wafers and Additional WIP Wafers as calculated pursuant to Schedule 4.5.
C.    “[***]” means the [***] and are determined to be [***] which at a [***], and to have an [***].

1.7    Schedule 4.5 is replaced in its entirety with the following:
“ “Final Price” means the following:

A.	Probed Wafers. With respect to Probed Wafers of [***], Final Price equals: (i) the total of [***] Costs [***] for [***]; (ii) plus [***] the amount [***]; and (iii) which such [***] is then [***].

B.
Foregone Wafers. With respect to each Foregone Wafer, Final Price equals: (i) the total [***] Costs [***] in which such Foregone Wafer [***]; (ii) plus [***] the amount [***]; and (iii) which such [***] is then [***].

C.	[***] Wafer. The Final Price for each [***] Wafer shall be calculated [***] and shall be [***] Cost [***] for [***] plus [***]. This change is for [***] and there will be [***] Wafers.”

1.7    Effect of Amendment. The Wafer Supply Agreement is amended to the extent contemplated by Section 1.1, Section 1.2, Section 1.3, Section 1.4, Section 1.5, Section 1.6 and Section 1.7. This Amendment, however, shall not constitute a consent with respect to, or modification, amendment or waiver of, the Wafer Supply Agreement beyond the terms set forth in Section 1.1-1.7 above. Except as specifically contemplated by Section 1.1-1.7, all other provisions of the Wafer Supply Agreement remain in full force and effect.
2.    Miscellaneous.

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2.1    Severability. Should any provision of this Amendment be deemed in contradiction with the Applicable Laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Amendment shall remain in full force in all other respects. Should any provision of this Amendment be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Amendment fail to include a provision that is required as a matter of law, the validity of the other provisions of this Amendment shall not be affected thereby. If such circumstances arise, the Parties shall negotiate in good faith appropriate modifications to this Amendment to reflect those changes that are required by Applicable Law.
2.2    Notices. All notices to a Party shall be sent addressed to such Party at the address as may be specified by the Party from time to time in a notice to the other Parties, provided that the initial notice address for each Party is as follows:
(A)    If to Intel:
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95054
Attention: General Counsel
Facsimile: (408) 765-6016
(B)    If to Micron:
Micron Technology, Inc.
8000 S. Federal Way
Mail Stop l-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 363-1309
All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.
2.3    Governing Law and Venue.
(A)    This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.
(B)    Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment shall be brought in a state or federal court located in Delaware and each of the Parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in

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any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.
2.4    Headings; Interpretation. The headings in this Amendment are provided for convenience of reference only and shall not be deemed to constitute a part hereof. Unless the context requires otherwise, (1) all references to Sections are to Sections of this Amendment, (2) each accounting term not otherwise defined in this Amendment has the meaning commonly applied to it in accordance with United States generally accepted accounting principles, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder’’ and words of similar import shall mean references to this Amendment as a whole and not to any individual Section or portion hereof. All references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” will mean calendar days. No provision of this Amendment will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Amendment or such provision.
2.5    Assignment. Neither this Amendment nor any right or obligation hereunder may be assigned or delegated by any Party in whole or in part to any other Person without the prior written consent of the non-assigning Parties. Any purported assignment in violation of the provisions of this Section shall be null and void and have no effect. This Amendment shall be binding upon and inure to the benefit of the permitted assigns and successors of each Party.
2.6    Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by a Party of an executed counterpart of this Amendment via facsimile or other electronic method of transmission pursuant to which the signature of such Person can be seen (including Adobe Corporation’s Portable Document Format) will have the same force and effect as the delivery of an original executed counterpart of this Amendment.
2.7    Amendment. This Amendment may not be amended or modified without the written consent of Intel and Micron, nor shall any waiver be effective against any Party unless in writing and executed by such Party.
2.8    Confidentiality. All information provided, disclosed or obtained in the performance of any of the Parties’ activities under this Amendment shall be subject to all applicable provisions of the Confidentiality Agreement. Furthermore, the terms and conditions of this Amendment shall be considered “Confidential Information” under the Confidentiality Agreement for which each Party is considered a “Receiving Party” under such agreement. To

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the extent there is a conflict between this Amendment and the Confidentiality Agreement, the terms of this Amendment shall control.
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Please confirm that the above correctly reflects our understanding and agreement with respect to the foregoing matters by signing the enclosed copy of this letter and returning such copy to Micron.

Very truly yours,
MICRON TECHNOLOGY, INC.
		By:	/s/ Michael W. Sadler
		Name: Title:	Michael W. Sadler VP of Corporate Development

Agreed and Accepted:
INTEL CORPORATION
By:	/s/Robert B. Crooke
Name: Title:	Robert B. Crooke Senior Vice President
MICRON SEMICONDUCTOR ASIA PTE. LTD.
By:	/s/ Wayne R. Allan
Name: Title:	Wayne R. Allan Managing Director

THIS IS THE SIGNATURE PAGE FOR THE
FIRST AMENDMENT TO THE WAFER SUPPLY AGREEMENT
ENTERED INTO BY AND AMONG MICRON TECHNOLOGY, INC.,
INTEL CORPORATION AND MICRON SEMICONDUCTOR ASIA PTE. LTD

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